UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)       March 5, 1999


                          INTELECT COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     0-11630                76-0471342
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


     1100 Executive Drive, Richardson, Texas                  75081
     (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code       (972) 367-2100


                                       N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

      A. Intelect Communications, Inc. (the "Company") closed on March 5, 1999 a private placement of a new series of its preferred stock designated as the Series E Convertible Preferred Stock (the "Series E Preferred Stock") and warrants to purchase common stock of the Company, with certain funds managed by the Citadel Investment Group, L.L.C. ("Citadel"). At the March 5 closing, the Company received gross proceeds of $3 million for the issuance of 3,000 shares of the Series E Preferred Stock. The closing was the first of multiple closings to take place pursuant to a Securities Purchase Agreement, subject to the satisfaction of the terms and conditions of the Securities Purchase Agreement. The material terms of the Series E Preferred Stock and the warrants are more fully set forth in the Form 8-K of the Company filed effective March 2, 1999 (the "March 2 Form 8-K"). The operative transaction documents, which are a Securities Purchase Agreement, Registration Rights Agreement, Certificate of Designations, and a Form of Warrant, have also been filed as exhibits to the March 2 Form 8-K. The disclosure herein is qualified by reference to the March 2 Form 8-K and the full text of the operative transaction documents filed as exhibits to such Form 8-K.

B. On March 3, 1999, the Company's stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock of the Company to 100,000,000 shares. In addition, the stockholders approved a proposal to allow for the issuance of the shares of common stock issuable upon conversion of the Series C and Series D Convertible Preferred Stock of the Company without regard to limitations imposed by The Nasdaq Stock Market, Inc. The full text of these proposals, together with the risks and benefits associated with such proposals, is set forth in the Company's Definitive Proxy Statement on Schedule 14A filed on January 29, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:  N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired:   N/A

     (c) Exhibits:

        EXHIBIT         DESCRIPTION OF EXHIBIT

          3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTELECT COMMUNICATIONS, INC.
                                                  (Registrant)


Date: March 8, 1999                       By: /s/ HERMAN M. FRIETSCH
                                                    (Signature)
                                                  Herman M. Frietsch
                                                 Chairman of the Board


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
                                  EXHIBIT INDEX


        EXHIBIT         DESCRIPTION OF EXHIBIT

          3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation


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